CNA Financial Corporation
Supplemental Financial Information

September 30, 2013

This report is for informational purposes only and includes consolidated financial statements and financial exhibits that are unaudited. This report should be read in conjunction with documents filed with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Table of Contents

Page
Consolidated Results
Statements of Operations..................................................................................................................................................................................................	1
Components of Income (Loss), Per Share Data and Return on Equity.............................................................................................................................	2
Selected Balance Sheets Data and Statements of Cash Flows Data...............................................................................................................................	3
Property & Casualty - Results of Operations
Property & Casualty...	4
CNA Specialty...	5
CNA Commercial...	6
Hardy...	7
Non-Core - Results of Operations
Life & Group Non-Core......................................................................................................................................................................................................	8
Corporate & Other Non-Core.............................................................................................................................................................................................	9
Investment Information
Investment Summary - Consolidated................................................................................................................................................................................	10
Investment Summary - Property & Casualty and Corporate & Other Non-Core...............................................................................................................	11
Investment Summary - Life & Group Non-Core.................................................................................................................................................................	12
Investments - Fixed Maturity Securities by Credit Rating..................................................................................................................................................	13
Components of Pretax Net Investment Income.................................................................................................................................................................	14
Other
Claim & Claim Adjustment Expense Reserve Rollforward................................................................................................................................................	15
Net Carried Life & Group Non-Core Policyholder Reserves..............................................................................................................................................	16
Statutory Data - Preliminary...............................................................................................................................................................................................	17
Definitions and Presentation..............................................................................................................................................................................................	18

Statements of Operations

Periods ended September 30	Three Months			Nine Months
(In millions)	2013	2012	Change	2013	2012	Change
Revenues:
Net earned premiums	$1,825	$1,781	2%	$5,389	$5,098	6%
Net investment income	597	601	(1)	1,808	1,719	5
Net realized investment gains (losses):
Other-than-temporary impairment (OTTI) losses	(15)	(62)		(49)	(89)
Portion of OTTI recognized in Other comprehensive income (loss)	(2)	(2)		(2)	(25)
Net OTTI losses recognized in earnings	(17)	(64)		(51)	(114)
Other net realized investment gains (losses)	21	72		69	180
Net realized investment gains (losses)	4	8		18	66
Other revenues	78	76		285	230
Total revenues	2,504	2,466	2	7,500	7,113	5
Claims, Benefits and Expenses:
Insurance claims and policyholders' benefits	1,414	1,435		4,364	4,164
Amortization of deferred acquisition costs	341	333		1,004	937
Other operating expenses	332	341		993	976
Interest	42	43		125	128
Total claims, benefits and expenses	2,129	2,152	1	6,486	6,205	(5)
Income (loss) before income tax	375	314	19	1,014	908	12
Income tax (expense) benefit	(103)	(93)		(298)	(271)
Net income (loss)	$272	$221	23%	$716	$637	12%

Components of Income (Loss), Per Share Data and Return on Equity

Periods ended September 30	Three Months		Nine Months
(In millions, except per share data)	2013	2012	2013	2012
Components of Income (Loss)
Net operating income (loss)	$269	$216	$704	$594
Net realized investment gains (losses)	3	5	12	43
Income (loss)	$272	$221	$716	$637

Diluted Earnings (Loss) Per Common Share
Net operating income (loss)	$1.00	$0.80	$2.61	$2.20
Net realized investment gains (losses)	0.01	0.02	0.04	0.16
Diluted earnings (loss) per share	$1.01	$0.82	$2.65	$2.36

Weighted Average Outstanding Common Stock and Common Stock Equivalents
Basic	269.7	269.4	269.6	269.4
Diluted	270.2	269.8	270.1	269.8

Return on Equity
Net income (loss) (1)	9.0%	7.1%	7.8%	7.0%
Net operating income (loss) (2)	9.0	7.5	8.0	7.0
(1) Annualized net income (loss) divided by the average stockholders' equity including accumulated other comprehensive income (loss) (AOCI) for the period. Average equity including AOCI is calculated using a simple average of the beginning and ending balances for the period.

(2) Annualized net operating income (loss) divided by the average stockholders' equity excluding AOCI for the period. Average equity excluding AOCI is calculated using a simple average of the beginning and ending balances for the period.

Selected Balance Sheets Data and Statements of Cash Flows Data

(In millions, except per share data)	September 30, 2013	December 31, 2012
Total assets	$57,187	$58,522
Insurance reserves	38,590	40,005
Debt	2,559	2,570
Total liabilities	45,034	46,208
Accumulated other comprehensive income (loss) (1)	113	831
Total stockholders' equity	12,153	12,314

Book value per common share	$45.06	$45.71
Book value per common share excluding AOCI	$44.64	$42.62

Outstanding shares of common stock (in millions of shares)	269.7	269.4

Three months ended September 30	2013	2012
Net cash flows provided (used) by operating activities	$352	$375
Net cash flows provided (used) by investing activities	(218)	(237)
Net cash flows provided (used) by financing activities	(73)	(112)
Net cash flows provided (used) by operating, investing and financing activities	$61	$26

Nine months ended September 30	2013	2012
Net cash flows provided (used) by operating activities	$921	$993
Net cash flows provided (used) by investing activities	(689)	(747)
Net cash flows provided (used) by financing activities	(200)	(195)
Net cash flows provided (used) by operating, investing and financing activities	$32	$51
(1) At September 30, 2013 and December 31, 2012, the net unrealized gains on investments included in AOCI were net of after-tax Shadow Adjustments of $723 million and $1,511 million. To the extent that unrealized gains on fixed income securities supporting certain products within the Life & Group Non-Core segment would result in a premium deficiency if realized, a related decrease in Deferred acquisition costs and/or increase in Insurance reserves are recorded, net of tax, as a reduction of net unrealized gains through Other comprehensive income (loss) (Shadow Adjustments).

Property & Casualty - Results of Operations

Periods ended September 30	Three Months				Nine Months
(In millions)	2013	2012	Change		2013	2012	Change
Gross written premiums	$2,278	$2,162	5%		$7,054	$6,472	9%
Net written premiums	1,619	1,590	2		5,115	4,805	6
Net earned premiums	1,686	1,642	3		4,972	4,679	6
Net investment income	379	391			1,163	1,094
Other revenues	78	69			276	202
Total operating revenues	2,143	2,102	2		6,411	5,975	7
Insurance claims and policyholders' benefits	1,031	1,076			3,270	3,155
Amortization of deferred acquisition costs	334	327			983	915
Other insurance related expenses	219	232			669	660
Other expenses	67	67			205	184
Total claims, benefits and expenses	1,651	1,702	3		5,127	4,914	(4)
Operating income (loss) before income tax	492	400	23		1,284	1,061	21
Income tax (expense) benefit on operating income (loss)	(162)	(136)			(439)	(363)
Net operating income (loss)	$330	$264	25%		$845	$698	21%

Loss & LAE	60.9%	65.4%	4.5	pts	65.6%	67.3%	1.7	pts
Acquisition expense	19.7	19.6	(0.1)		19.5	19.1	(0.4)
Underwriting expense	13.2	14.5	1.3		13.7	14.5	0.8
Expense	32.9	34.1	1.2		33.2	33.6	0.4
Dividend	0.2	0.2	—		0.2	0.2	—
Combined ratio	94.0	99.7	5.7		99.0	101.1	2.1
Combined ratio excluding catastrophes and development	95.9%	100.7%	4.8	pts	98.1%	101.3%	3.2	pts

Pretax net accident year catastrophe losses incurred	$42	$27			$146	$123
Impact on loss & LAE ratio	2.5%	1.6%	(0.9)	pts	3.0%	2.6%	(0.4)	pts

Pretax net prior year development and other (1): (favorable) / unfavorable	$(71)	$(45)			$(110)	$(152)
Impact on loss & LAE ratio	(4.4)%	(2.6)%	1.8	pts	(2.1)%	(2.8)%	(0.7)	pts

Rate	7%	6%	1	pts	7%	5%	2	pts
Retention	77%	80%	(3)	pts	78%	81%	(3)	pts
New Business (Specialty and Commercial only)	$266	$284	(6)%		$858	$921	(7)%
(1) Other includes the impacts of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.

CNA Specialty - Results of Operations

Periods ended September 30	Three Months				Nine Months
(In millions)	2013	2012	Change		2013	2012	Change
Gross written premiums	$1,368	$1,211	13%		$3,980	$3,670	8%
Net written premiums	778	723	8		2,337	2,206	6
Net earned premiums	768	738	4		2,237	2,163	3
Net investment income	159	159			480	446
Other revenues	67	58			190	171
Total operating revenues	994	955	4		2,907	2,780	5
Insurance claims and policyholders' benefits	430	461			1,349	1,376
Amortization of deferred acquisition costs	161	156			467	458
Other insurance related expenses	64	73			200	222
Other expenses	58	53			172	153
Total claims, benefits and expenses	713	743	4		2,188	2,209	1
Operating income (loss) before income tax	281	212	33		719	571	26
Income tax (expense) benefit on operating income (loss)	(94)	(76)			(244)	(197)
Net operating income (loss)	$187	$136	38%		$475	$374	27%

Loss & LAE	55.6%	62.5%	6.9	pts	60.1%	63.6%	3.5	pts
Acquisition expense	19.8	20.1	0.3		19.6	20.0	0.4
Underwriting expense	9.6	10.9	1.3		10.2	11.5	1.3
Expense	29.4	31.0	1.6		29.8	31.5	1.7
Dividend	0.3	0.2	(0.1)		0.2	—	(0.2)
Combined ratio	85.3	93.7	8.4		90.1	95.1	5.0
Combined ratio excluding catastrophes and development	93.5%	98.6%	5.1	pts	95.5%	98.9%	3.4	pts

Pretax net accident year catastrophe losses incurred	$13	$3			$20	$8
Impact on loss & LAE ratio	1.7%	0.5%	(1.2)	pts	0.9%	0.4%	(0.5)	pts

Pretax net prior year development and other (1): (favorable) / unfavorable	$(77)	$(40)			$(146)	$(95)
Impact on loss & LAE ratio	(9.9)%	(5.4)%	4.5	pts	(6.3)%	(4.2)%	2.1	pts

Rate	6%	5%	1	pts	6%	4%	2	pts
Retention	85%	85%	—	pts	85%	86%	(1)	pts
New Business	$105	$88	19%		$304	$297	2%
(1) Other includes the impacts of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.

CNA Commercial - Results of Operations

Periods ended September 30	Three Months				Nine Months
(In millions)	2013	2012	Change		2013	2012	Change
Gross written premiums	$805	$864	(7)%		$2,715	$2,715	—%
Net written premiums	760	811	(6)		2,504	2,543	(2)
Net earned premiums	832	840	(1)		2,509	2,452	2
Net investment income	219	230			680	646
Other revenues	10	11			85	31
Total operating revenues	1,061	1,081	(2)		3,274	3,129	5
Insurance claims and policyholders' benefits	566	594			1,814	1,758
Amortization of deferred acquisition costs	148	151			450	437
Other insurance related expenses	141	146			426	425
Other expenses	7	7			18	24
Total claims, benefits and expenses	862	898	4		2,708	2,644	(2)
Operating income (loss) before income tax	199	183	9		566	485	17
Income tax (expense) benefit on operating income (loss)	(68)	(58)			(198)	(164)
Net operating income (loss)	$131	$125	5%		$368	$321	15%

Loss & LAE	67.9%	70.5%	2.6	pts	72.1%	71.3%	(0.8)	pts
Acquisition expense	18.9	18.2	(0.7)		18.7	18.0	(0.7)
Underwriting expense	15.9	17.0	1.1		16.2	17.2	1.0
Expense	34.8	35.2	0.4		34.9	35.2	0.3
Dividend	0.3	0.3	—		0.2	0.3	0.1
Combined ratio	103.0	106.0	3.0		107.2	106.8	(0.4)
Combined ratio excluding catastrophes and development	99.3%	102.9%	3.6	pts	101.4%	103.8%	2.4	pts

Pretax net accident year catastrophe losses incurred	$24	$24			$121	$115
Impact on loss & LAE ratio	2.9%	2.8%	(0.1)	pts	4.8%	4.7%	(0.1)	pts

Pretax net prior year development and other (1): (favorable) / unfavorable	$9	$1			$22	$(51)
Impact on loss & LAE ratio	0.8%	0.3%	(0.5)	pts	1.0%	(1.7)%	(2.7)	pts

Rate	8%	7%	1	pts	9%	6%	3	pts
Retention	71%	77%	(6)	pts	74%	77%	(3)	pts
New Business	$161	$196	(18)%		$554	$624	(11)%
(1) Other includes the impacts of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.

Hardy - Results of Operations

Periods ended September 30	Three Months				Nine Months
(In millions)	2013	2012	Change		2013	2012 (2)	Change
Gross written premiums	$105	$87	21%		$359	$87	N/M	%
Net written premiums	81	56	45		274	56	N/M
Net earned premiums	86	64	34		226	64	N/M
Net investment income	1	2			3	2
Other revenues	1	—			1	—
Total operating revenues	88	66	33		230	66	N/M
Insurance claims and policyholders' benefits	35	21			107	21
Amortization of deferred acquisition costs	25	20			66	20
Other insurance related expenses	14	13			43	13
Other expenses	2	7			15	7
Total claims, benefits and expenses	76	61	(25)		231	61	N/M
Operating income (loss) before income tax	12	5	140		(1)	5	(120)
Income tax (expense) benefit on operating income (loss)	—	(2)			3	(2)
Net operating income (loss)	$12	$3	N/M	%	$2	$3	(33)%

Loss & LAE	40.5%	33.3%	(7.2)	pts	47.3%	33.3%	(14.0)	pts
Acquisition expense	27.4	32.3	4.9		27.9	32.3	4.4
Underwriting expense	17.2	20.2	3.0		20.2	20.2	—
Expense	44.6	52.5	7.9		48.1	52.5	4.4
Dividend	—	—	—		—	—	—
Combined ratio	85.1	85.8	0.7		95.4	85.8	(9.6)
Combined ratio excluding catastrophes and development	84.6%	94.7%	10.1	pts	89.1%	94.7%	5.6	pts

Pretax net accident year catastrophe losses incurred	$5	$—			$5	$—
Impact on loss & LAE ratio	5.4%	—%	(5.4)	pts	2.0%	—%	(2.0)	pts

Pretax net prior year development and other (1): (favorable) / unfavorable	$(3)	$(6)			$14	$(6)
Impact on loss & LAE ratio	(4.9)%	(8.9)%	(4.0)	pts	4.3%	(8.9)%	(13.2)	pts

Rate	(5)%	1%	(6)	pts	(1)%	1%	(2)	pts
Retention	75%	73%	2	pts	71%	73%	(2)	pts

(1) Other includes the impacts of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.
(2) Hardy was acquired on July 2, 2012.

Life & Group Non-Core - Results of Operations

Periods ended September 30	Three Months			Nine Months
(In millions)	2013	2012	Change	2013	2012	Change
Net earned premiums	$140	$141	(1)%	$419	$421	—%
Net investment income	209	201	4	620	600	3
Other revenues	(3)	1		2	15
Total operating revenues	346	343	1	1,041	1,036	—
Insurance claims and policyholders' benefits	379	351		1,088	1,014
Amortization of deferred acquisition costs	7	6		21	22
Other insurance related expenses	34	35		100	106
Other expenses	5	8		12	18
Total claims, benefits and expenses	425	400	(6)	1,221	1,160	(5)
Operating income (loss) before income tax	(79)	(57)	(39)	(180)	(124)	(45)
Income tax (expense) benefit on operating income (loss)	44	35		109	86
Net operating income (loss)	$(35)	$(22)	(59)%	$(71)	$(38)	(87)%

Corporate & Other Non-Core - Results of Operations

Periods ended September 30	Three Months			Nine Months
(In millions)	2013	2012	Change	2013	2012	Change
Net earned premiums	$(1)	$(2)		$(2)	$(2)
Net investment income	9	9		25	25
Other revenues	3	6		7	13
Total operating revenues	11	13	(15)%	30	36	(17)%
Insurance claims and policyholders' benefits	4	8		6	(5)
Amortization of deferred acquisition costs	—	—		—	—
Other insurance related expenses	—	1		(1)	—
Other expenses	49	41		133	136
Total claims, benefits and expenses	53	50	(6)	138	131	(5)
Operating income (loss) before income tax	(42)	(37)	(14)	(108)	(95)	(14)
Income tax (expense) benefit on operating income (loss)	16	11		38	29
Net operating income (loss)	$(26)	$(26)	—%	$(70)	$(66)	(6)%

Investment Summary - Consolidated

	September 30, 2013		June 30, 2013		December 31, 2012
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$21,183	$1,544	$21,788	$1,679	$22,236	$2,677
States, municipalities and political subdivisions:
Tax-exempt	7,903	118	6,871	211	6,605	720
Taxable	3,556	321	3,868	430	4,178	691
Total states, municipalities and political subdivisions	11,459	439	10,739	641	10,783	1,411
Asset-backed:
RMBS	4,819	40	5,096	65	5,920	175
CMBS	2,017	75	2,009	68	1,822	130
Other ABS	956	14	947	14	952	23
Total asset-backed	7,792	129	8,052	147	8,694	328
U.S. Treasury and obligations of government-sponsored enterprises	173	7	176	9	182	10
Foreign government	561	14	544	16	613	25
Redeemable preferred stock	106	12	132	11	125	12
Total fixed maturity securities	41,274	2,145	41,431	2,503	42,633	4,463
Equities	199	10	199	14	249	21
Limited partnership investments	2,790	—	2,665	—	2,462	—
Other invested assets	55	—	36	—	59	—
Mortgage loans	440	—	437	—	401	—
Short term investments	1,475	(1)	1,531	(1)	1,832	(1)
Total investments	$46,233	$2,154	$46,299	$2,516	$47,636	$4,483

Net receivable/(payable) on investment activity	$(106)	$—	$(186)	$—	$(22)	$—

Effective portfolio duration (in years)	6.8		6.7		6.5
Weighted average rating of fixed maturity securities	A		A		A
RMBS - Residential mortgage-backed securities
CMBS - Commercial mortgage-backed securities
Other ABS - Other asset-backed securities

Investment Summary - Property & Casualty and Corporate & Other Non-Core

	September 30, 2013		June 30, 2013		December 31, 2012
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$13,767	$545	$14,025	$583	$13,959	$977
States, municipalities and political subdivisions:
Tax-exempt	3,123	64	2,355	55	2,117	143
Taxable	1,797	142	2,038	189	2,233	316
Total states, municipalities and political subdivisions	4,920	206	4,393	244	4,350	459
Asset-backed:
RMBS	4,489	27	4,754	51	5,515	155
CMBS	1,741	58	1,737	50	1,572	105
Other ABS	851	14	836	14	915	21
Total asset-backed	7,081	99	7,327	115	8,002	281
U.S. Treasury and obligations of government-sponsored enterprises	150	—	153	2	159	2
Foreign government	556	13	539	15	608	23
Redeemable preferred stock	8	1	34	—	35	1
Total fixed maturity securities	26,482	864	26,471	959	27,113	1,743
Equities	76	13	73	11	90	17
Limited partnership investments	2,790	—	2,665	—	2,462	—
Other invested assets	55	—	36	—	59	—
Mortgage loans	421	—	418	—	382	—
Short term investments	1,416	(1)	1,430	—	1,762	(1)
Total investments	$31,240	$876	$31,093	$970	$31,868	$1,759

Net receivable/(payable) on investment activity	$(95)	$—	$(111)	$—	$(22)	$—

Effective portfolio duration (in years)	4.4		4.3		3.9
Weighted average rating of fixed maturity securities	A		A		A

Investment Summary - Life & Group Non-Core

	September 30, 2013		June 30, 2013		December 31, 2012
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$7,416	$999	$7,763	$1,096	$8,277	$1,700
States, municipalities and political subdivisions:
Tax-exempt	4,780	54	4,516	156	4,488	577
Taxable	1,759	179	1,830	241	1,945	375
Total states, municipalities and political subdivisions	6,539	233	6,346	397	6,433	952
Asset-backed:
RMBS	330	13	342	14	405	20
CMBS	276	17	272	18	250	25
Other ABS	105	—	111	—	37	2
Total asset-backed	711	30	725	32	692	47
U.S. Treasury and obligations of government-sponsored enterprises	23	7	23	7	23	8
Foreign government	5	1	5	1	5	2
Redeemable preferred stock	98	11	98	11	90	11
Total fixed maturity securities	14,792	1,281	14,960	1,544	15,520	2,720
Equities	123	(3)	126	3	159	4
Limited partnership investments	—	—	—	—	—	—
Other invested assets	—	—	—	—	—	—
Mortgage loans	19	—	19	—	19	—
Short term investments	59	—	101	(1)	70	—
Total investments	$14,993	$1,278	$15,206	$1,546	$15,768	$2,724

Net receivable/(payable) on investment activity	$(11)	$—	$(75)	$—	$—	$—

Effective portfolio duration (in years)	11.4		11.2		11.3
Weighted average rating of fixed maturity securities	A		A		A

Investments - Fixed Maturity Securities by Credit Rating

September 30, 2013	U.S. Government, Government agencies and Government-sponsored enterprises		AAA		AA		A		BBB		Non-investment grade		Total
(In millions)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)
Corporate and other bonds	$—	$—	$307	$12	$1,325	$77	$6,940	$690	$10,670	$690	$1,941	$75	$21,183	$1,544
States, municipalities and political subdivisions:
Tax-exempt	—	—	1,078	43	4,489	71	2,274	8	29	(2)	33	(2)	7,903	118
Taxable	—	—	466	40	2,365	211	725	70	—	—	—	—	3,556	321
Total states, municipalities and political subdivisions	—	—	1,544	83	6,854	282	2,999	78	29	(2)	33	(2)	11,459	439
Asset-backed:
RMBS	3,253	5	96	(2)	143	(1)	173	—	130	(5)	1,024	43	4,819	40
CMBS	80	2	475	18	445	18	371	10	298	13	348	14	2,017	75
Other ABS	—	—	280	6	258	4	356	4	62	—	—	—	956	14
Total asset-backed	3,333	7	851	22	846	21	900	14	490	8	1,372	57	7,792	129
U.S. Treasury and obligations of government-sponsored enterprises	173	7	—	—	—	—	—	—	—	—	—	—	173	7
Foreign government	—	—	213	7	254	5	94	2	—	—	—	—	561	14
Redeemable preferred stock	—	—	—	—	—	—	—	—	64	12	42	—	106	12
Total fixed maturity securities	$3,506	$14	$2,915	$124	$9,279	$385	$10,933	$784	$11,253	$708	$3,388	$130	$41,274	$2,145

Percentage of total fixed maturity securities	9%		7%		23%		26%		27%		8%		100%
The ratings presented are based on a ratings methodology that takes into account ratings from Standard & Poor's and Moody's Investors Services, Inc. in that order of preference. If a security is not rated by these rating agencies, an internal rating is formulated. For securities with credit support from third party guarantees, the rating reflects the greater of the underlying rating of the issuer or the insured rating.

Components of Pretax Net Investment Income

	Consolidated
Periods ended September 30	Three Months		Nine Months
(In millions)	2013	2012	2013	2012
Fixed maturity securities	$504	$507	$1,501	$1,528
Limited partnership investments	93	89	303	184
Other	—	5	4	7
Net investment income	$597	$601	$1,808	$1,719
Average amortized cost of fixed maturity securities portfolio	$39,001	$37,912	$38,658	$37,800
Effective income yield for the fixed maturity securities portfolio, pretax (1)	5.2%	5.3%	5.2%	5.4%
Effective income yield for the fixed maturity securities portfolio, after tax (1)	3.6%	3.7%	3.6%	3.7%

	Property & Casualty and Corporate and Other Non-Core
Periods ended September 30	Three Months		Nine Months
(In millions)	2013	2012	2013	2012
Fixed maturity securities	$294	$306	$879	$927
Limited partnership investments	93	89	302	184
Other	1	5	7	8
Net investment income	$388	$400	$1,188	$1,119
Average amortized cost of fixed maturity securities portfolio	$25,532	$25,516	$25,452	$25,597
Effective income yield for the fixed maturity securities portfolio, pretax (1)	4.6%	4.8%	4.6%	4.8%
Effective income yield for the fixed maturity securities portfolio, after tax (1)	3.1%	3.2%	3.1%	3.2%

	Life & Group Non-Core
Periods ended September 30	Three Months		Nine Months
(In millions)	2013	2012	2013	2012
Fixed maturity securities	$210	$201	$622	$601
Limited partnership investments	—	—	1	—
Other	(1)	—	(3)	(1)
Net investment income	$209	$201	$620	$600
Average amortized cost of fixed maturity securities portfolio	$13,469	$12,396	$13,206	$12,203
Effective income yield for the fixed maturity securities portfolio, pretax (1)	6.2%	6.5%	6.3%	6.6%
Effective income yield for the fixed maturity securities portfolio, after tax (1)	4.5%	4.7%	4.5%	4.7%
(1) Annualized yields based on the average amortized cost of the fixed maturity securities portfolio.

Claim & Claim Adjustment Expense Reserve Rollforward

Three months ended September 30, 2013 (In millions)	CNA Specialty	CNA Commercial	Hardy	P&C Operations	Life & Group Non-Core	Corporate & Other Non-Core	Total Operations
Claim & claim adjustment expense reserves, beginning of period
Gross	$6,877	$10,973	$447	$18,297	$3,031	$3,011	$24,339
Ceded	686	1,100	197	1,983	477	2,524	4,984
Net	6,191	9,873	250	16,314	2,554	487	19,355

Net incurred claim & claim adjustment expenses	427	566	33	1,026	219	4	1,249
Net claim & claim adjustment expense payments	(391)	(745)	(42)	(1,178)	(156)	(11)	(1,345)
Foreign currency translation adjustment and other	21	13	7	41	(19)	1	23

Claim & claim adjustment expense reserves, end of period
Net	6,248	9,707	248	16,203	2,598	481	19,282
Ceded	598	1,056	184	1,838	452	2,390	4,680
Gross	$6,846	$10,763	$432	$18,041	$3,050	$2,871	$23,962

Nine months ended September 30, 2013 (In millions)	CNA Specialty	CNA Commercial	Hardy	P&C Operations	Life & Group Non-Core	Corporate & Other Non-Core	Total Operations
Claim & claim adjustment expense reserves, beginning of period
Gross	$6,748	$11,326	$521	$18,595	$3,006	$3,162	$24,763
Ceded	636	1,115	247	1,998	478	2,650	5,126
Net	6,112	10,211	274	16,597	2,528	512	19,637

Net incurred claim & claim adjustment expenses	1,344	1,810	105	3,259	614	6	3,879
Net claim & claim adjustment expense payments	(1,205)	(2,301)	(126)	(3,632)	(474)	(37)	(4,143)
Foreign currency translation adjustment and other	(3)	(13)	(5)	(21)	(70)	—	(91)

Claim & claim adjustment expense reserves, end of period
Net	6,248	9,707	248	16,203	2,598	481	19,282
Ceded	598	1,056	184	1,838	452	2,390	4,680
Gross	$6,846	$10,763	$432	$18,041	$3,050	$2,871	$23,962

Net Carried Life & Group Non-Core Policyholder Reserves

September 30, 2013
(In millions)	Claim and claim adjustment expenses	Future policy benefits	Policyholders' funds	Separate account business	Total
Long term care	$1,847	$7,247	$—	$—	$9,094
Payout annuities	620	1,993	—	—	2,613
Institutional markets	1	11	68	213	293
Other	39	4	—	—	43
Total net reserves	2,507	9,255	68	213	12,043
Shadow adjustments (1)	90	686	—	—	776
Ceded reserves	453	740	34	—	1,227
Total gross reserves	$3,050	$10,681	$102	$213	$14,046

December 31, 2012
(In millions)	Claim and claim adjustment expenses	Future policy benefits	Policyholders' funds	Separate account business	Total
Long term care	$1,683	$6,879	$—	$—	$8,562
Payout annuities	637	2,008	—	—	2,645
Institutional markets	1	12	100	312	425
Other	45	4	—	—	49
Total net reserves	2,366	8,903	100	312	11,681
Shadow adjustments (1)	162	1,812	—	—	1,974
Ceded reserves	478	760	34	—	1,272
Total gross reserves	$3,006	$11,475	$134	$312	$14,927
(1) To the extent that unrealized gains on fixed income securities supporting long term care products and payout annuity contracts would result in a premium deficiency if those gains were realized, a related decrease in Deferred acquisition costs and/or increase in Insurance reserves are recorded, net of tax, as a reduction of net unrealized gains through Other comprehensive income (loss) (Shadow Adjustments). The Shadow adjustments presented above do not include $348 million and $369 million related to Deferred acquisition costs at September 30, 2013 and December 31, 2012.

Statutory Data - Preliminary

Periods Ended September 30	Three Months			Nine Months
Income Statements	(Preliminary) 2013		Change	(Preliminary) 2013		Change
(In millions)		2012			2012
Combined Continental Casualty Companies
Gross written premiums	$2,148	$2,048	5%	$6,557	$6,269	5%
Net written premiums	1,518	1,514	—	4,713	4,648	1

Net earned premiums	1,421	1,394	2	4,210	4,071	3
Claim and claim adjustment expenses	1,212	1,228		3,655	3,502
Acquisition expenses	270	275		825	810
Underwriting expenses	208	227		625	661
Policyholders' dividends	2	2		6	5
Underwriting income (loss)	(271)	(338)	20	(901)	(907)	1
Net investment income	434	436		1,329	1,351
Other income (loss)	3	3		88	11
Income tax (expense) benefit	(18)	10		(33)	(38)
Net realized gains (losses)	(61)	(36)		(96)	16
Net income (loss)	$87	$75	16%	$387	$433	(11)%

Financial Ratios
Loss and LAE	85.3%	88.1%		86.8%	86.0%
Acquisition expense	17.8	18.2		17.5	17.4
Underwriting expense	13.7	14.9		13.3	14.2
Expense	31.5	33.1		30.8	31.6
Dividend	0.1	0.2		0.1	0.1
Combined ratio	116.9%	121.4%		117.7%	117.7%

SUPPLEMENTAL STATUTORY DATA	(Preliminary) September 30, 2013	December 31, 2012
(In millions)
Combined Continental Casualty Companies
Statutory surplus (1)	$10,370	$9,998
Life Company
Statutory surplus	$588	$556
(1) Represents the combined statutory surplus of Continental Casualty Company and its subsidiaries, including the life company, as determined in accordance with statutory accounting practices.

Definitions and Presentation

•	Collectively, CNA Financial Corporation (CNAF) and its subsidiaries are referred to as CNA or the Company.

•	P&C Operations includes CNA Specialty, CNA Commercial and Hardy. Hardy was acquired on July 2, 2012.

•	Life & Group Non-Core segment primarily includes the results of the life and group lines of business that are in run-off.

•
Corporate & Other Non-Core segment primarily includes certain corporate expenses including interest on corporate debt and the results of certain property and casualty business in run-off, including CNA Re and asbestos and environmental pollution. Intersegment eliminations are also included in this segment.

•
Management utilizes the net operating income financial measure to monitor the Company’s operations. Please refer to Note O to the Consolidated Financial Statements within the 2012 Form 10-K for further discussion of this measure.

•
In the evaluation of the results of CNA Specialty, CNA Commercial and Hardy, management utilizes the loss ratio, the expense ratio, the dividend ratio and the combined ratio. These ratios are calculated using financial results prepared in accordance with accounting principles generally accepted in the United States of America. The loss ratio is the percentage of net incurred claim and claim adjustment expenses to net earned premiums. The expense ratio is the percentage of insurance underwriting and acquisition expenses, including the amortization of deferred acquisition costs, to net earned premiums. The dividend ratio is the ratio of policyholders' dividends incurred to net earned premiums. The combined ratio is the sum of the loss, expense and dividend ratios. The statutory expense ratio reported on page 17 is the percentage of acquisition and underwriting expenses to net written premiums in accordance with statutory accounting practices.

•
The majority of our limited partnership investments employ hedge fund strategies that generate returns primarily through investing in the fixed income and equity markets. While the Company generally does not invest in highly leveraged partnerships, there are risks which may result in losses due to short-selling, derivatives or other speculative investment practices. The use of leverage increases volatility generated by the underlying investment strategies.

•	Certain immaterial differences are due to rounding.

•	N/M = Not Meaningful